Exhibit 32.1

The following certifications that accompany the Form 10-Q to which they relate, are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference into any filing of Dot Hill Systems Corp. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.
Certification of Chief Executive Officer
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. § 1350), Dana W. Kammersgard, Chief Executive Officer of Dot Hill Systems Corp. (the "Company") hereby certifies, to such officer’s knowledge, that:

(i)
the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2015 (the “Report”) to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANA W. KAMMERSGARD
Dana W. Kammersgard
Chief Executive Officer
Date: August 6, 2015

Certification of Chief Financial Officer
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. § 1350), Hanif I. Jamal, Chief Financial Officer of Dot Hill Systems Corp. (the "Company") hereby certifies, to such officer’s knowledge, that:

(i)
the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2015 (the “Report”) to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HANIF I. JAMAL
Hanif I. Jamal
Chief Financial Officer
Date: August 6, 2015